SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2003

Games, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware	000-33345	75-2926440
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

425 Walnut Street, Suite 2300, Cincinnati, Ohio

45202

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:    (513) 381-0777

N/A

(Former name or former address, if changed since last report)

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.	Description

99.1	Press Release of Games, Inc. dated December 1, 2003.

ITEM 12.  Results of Operation and Financial Condition.

The information contained in this Current Report is being furnished under Item 12 (“Results of Operations and Financial Condition”).  As such, the information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On December 1, 2003, Games, Inc. (the “Company”) issued a press release announcing, among other things, results for the quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company’s press release containing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Games, Inc.

	By:	/s/ Roger W. Ach II
Name: Roger W. Ach II
Title: Chief Executive Officer

Date: Dec. 2, 2003

Exhibit 99.1

Games, Inc. Reports First Quarter Revenues

Published: 12/01/03

CINCINNATI, Dec. 1, 2003 Games, Inc. reported first quarter revenue results for the quarter ended September 30, 2003. Revenue of $91,173 for the three months ended September 30, 2003 was $44,591 or approximately 96% more than the same period in the prior year.  The increase is due to new revenues earned from the sale of lottery subscriptions and increased advertising revenues mainly in response to over all activities in the Internet advertising market in the U.S.

The net loss for the first quarter ended September 30, 2003 was $686,849, compared to a net loss of $820,072 for the same quarter last year.

Commenting on the first quarter operating results, Company CEO Roger Ach said "We accomplished a significant number of important goals this quarter toward establishing the ability of the Company to sell lottery tickets online. We are excited about our future prospects."

About Games

Games, Inc. and its subsidiaries own and operate a compelling collection of online businesses engaged in interactive entertainment, online media and value-added information service providing subscribers with access to entertaining proprietary content via the Internet. The Company and its subsidiaries operate a branded network of web sites targeting three allied areas of interactive entertainment: government sponsored lotteries, Internet games, and digital greetings. In addition, we continue to develop and manage a large opt-in e-mail database.  We currently own and operate leading games and entertainment sites that include:

www.Lottery.com    www.GameLand.com    www.SkillMoney.com    www.Cards.com

Safe Harbor Statement

Information contained in this press release contains forward-looking statements that involve risks, uncertainties and assumptions about our business. No assurances can be given that the future results or events covered by such forward-looking statements will be achieved, and we assume no obligation to update any such forward-looking statements. The factors which could cause actual results or events to differ materially from those suggested by any such statements include, but are not limited to, those discussed in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2003, which include risks or uncertainties associated with, among other things: actual demand by customers for our products and services and advertising; there can be no assurance that the Company will be successful in its attempts to obtain a license to sell lottery tickets online; changes in governmental, Web browser or Internet service provider regulations policies and technology affecting commercial electronic communications and advertising; the ability to locate and retain qualified personnel; the risk that the Company may encounter difficulties in connection with, or not experience benefits from, internal expansion; the risk that the Company is not able to find and consummate attractive business development opportunities. The preceding matters constitute cautionary statements identifying important factors with respect to such forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results covered in such forward-looking statements. Other factors could also cause actual results to vary materially from the future results covered in such forward-looking statements.

    Media Relations Contact:

    Sue Craner, (513) 721-3900,

    Sue@gamesinc.net

    Investor Relations Contact:

    Myles Cairns CFO Games,Inc., (513) 721-3900,

    Myles@gamesinc.net

Games, Inc. and Subsidiary
Condensed Consolidated Statements of Operations
	Three months ended
	September 30,
	2003	2002
	(unaudited)	(unaudited)

Revenues	$91,173	$ 46,582
Cost of goods sold	21,881	14,561
Gross profit	69,292	32,021

Operating expenses
Sales, general and administrative	442,914	570,478
Depreciation of property, equipment
and software	176,106	157,552
Amortization of intangibles	107,343	111,082
Total operating expenses	726,363	839,112

Operating loss	(657,071)	(807,091)

Interest expense	(29,778)	(12,981)
Net loss	($686,849) ==========	($820,072) ==========
Weighted average common shares
outstanding -basic and diluted	16,565,556 ==========	13,118,294 ==========

Net loss per share - basic and diluted	($0.04) ==========	($0.06) ==========

The accompanying notes are an integral part of these condensed consolidated financial statements.

Games, Inc. and Subsidiary
Condensed Consolidated Balance Sheet

Assets	September 30, 2003
(unaudited)

Current assets

Accounts receivable – trade	$ 11,012
Prepaid expenses	2,111
Total current assets	13,123

Property, equipment and software
Equipment	294,248
Furniture and fixtures	77,075
Leasehold improvements	2,137
Software	2,916,122
3,289,582
Less accumulated depreciation and amortization	(2,761,972)
Net property, equipment and software	527,610

Intangibles, net of amortization	341,995
Total assets	$ 882,728 =========

The accompanying notes are an integral part of these condensed consolidated financial statements.

Games, Inc. and Subsidiary
Condensed Consolidated Balance Sheet

September 30, 2003
(unaudited)
Liabilities and stockholders' deficit

Current liabilities
Bank overdraft	$ 41,183
Current maturities of long-term debt	555,619
Accounts payable and accrued liabilities	1,081,866
Accrued litigation settlements	181,942
Capital lease obligations	50,264
Accrued officer salaries	786,063
Due to related parties	97,328
Total current liabilities	2,794,265

Loan payable	111,358
Convertible promissory notes	639,000
3,544,623
Commitments and contingencies (Notes D and H)

Stockholders' deficiency
Preferred stock, $.001 par value, 10,000,000 shares
authorized, none issued and outstanding	--
Common stock, $.001 par value; 40,000,000 shares authorized
16,964,855 and 16,347,707 shares issued
at September 30, 2003 and June 30, 2003, respectively	16,966
Additional paid-in capital	32,270,631
Accumulated deficit	(34,906,188)
Less treasury stock, at cost, 14,500 shares	(43,304)
Total stockholders’ deficiency	(2,661,895)

Total liabilities and stockholders’ deficiency	$ 882,728 ==========

The accompanying notes are an integral part of these condensed consolidated financial statements.